SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2003

Commission File No. 1-6695

JO-ANN STORES, INC.
(Exact name of Registrant as specified in its charter)

Ohio	34-0720629
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5555 Darrow Road, Hudson, Ohio	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 Press Release
Exhibit 99.2 Earnings Release

ITEM 5. OTHER EVENTS

     On May 19, 2003, Jo-Ann Stores, Inc. announced a reclassification proposal with respect to its common share structure. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Jo-Ann Stores, Inc. Press Release dated May 19, 2003

99.2	Jo-Ann Stores, Inc. Earnings Release dated May 19, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

ITEM 9. REGULATION FD DISCLOSURE

     The information included in this section is being furnished pursuant to Item 12. “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 19, 2003, Jo-Ann Stores, Inc. announced its earnings for the first quarter ended May 3, 2003 and provided an earnings outlook for the second quarter ending August 2, 2003 and the fiscal year ending January 31, 2004. A copy of this press release is attached hereto as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JO-ANN STORES, INC. (Registrant)

Date: May 19, 2003	By: /s/ Brian P. Carney

Name: Brian P. Carney
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Jo-Ann Stores, Inc., dated May 19, 2003.

99.2	Earnings Release of Jo-Ann Stores, Inc., dated May 19, 2003.